LAW OFFICES
                   Nelson Mullins Riley & Scarborough, L.L.P.
                   A REGISTERED LIMITED LIABILITY PARTNERSHIP
                           999 PEACHTREE STREET, N.E.
                                FIRST UNION PLAZA
                                   SUITE 1400
                             Atlanta, Georgia 30309
                            TELEPHONE (404) 817-6000
                            FACSIMILE (404) 817-6050
                                  www.nmrs.com


        Wade H. Stribling                                   OTHER OFFICES:
         (404) 817-6126                              Charleston, South Carolina
 Internet Address: WXS@nmrs.com                       Charlotte, North Carolina
                                                      Columbia, South Carolina
                                                     Greenville, South Carolina
                                                    Myrtle Beach, South Carolina

                                January 13, 1999

Via Facsimile
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To:  All Subscribers for Series D Preferred Stock of Harvest  Restaurant  Group,
     Inc.:

From: Wade H. Stribling, Esq.

     In connection with the closing of the TRC/Harvest merger and the concurrent recapitalization of Harvest, you signed forms of a Regulation D Subscription Agreement, Registration Rights Agreement, Warrant Agreement and an Escrow Agreement (collectively the "Subscription Documents"). The terms and conditions of the Escrow Agreement require the Escrow Agent to be in receipt of original executed copies of the Subscription Documents as signed by each Subscriber and the Issuing entity. By signing below, you acknowledge your agreement to allow the Escrow Agent to accept facsimile copies in lieu of original executed copies of the Subscription Documents, and you acknowledge that each party to the Subscription Documents may rely upon facsimile transmissions of the Subscription Documents by the other party and that such Subscription Documents shall be binding upon the executing party. Your signature below indicates your agreement with the foregoing and as such, the Subscription Documents will be deemed to be amended accordingly. Once you have signed this letter agreement, please fax it to me immediately at (404) 817-6194.


     Please contact me at (404) 817-6126 if you have any questions or comments.

     AGREED TO AND ACCEPTED THIS 13th DAY OF JANUARY, 1999:

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     Name:
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     Title:
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